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EXHIBT 99.1

                       [TRANSTECHNOLOGY LOGO]

FOR IMMEDIATE DISTRIBUTION

CONTACT:     ROBERT L.G. WHITE
             PRESIDENT AND CEO
             PHONE: 908/206-3700

TRANSTECHNOLOGY ANNOUNCES $18.75 MILLION PRIVATE PLACEMENT OF COMMON STOCK

Union, New Jersey - February 17, 2006 - TransTechnology Corporation (OTC:TTLG) today announced that it has completed the sale of 2,500,000 shares of its unregistered common stock in a private placement, at a price of $7.50 per share, resulting in gross proceeds to the Company of $18.75 million.

Tinicum Capital Partners II, L.P. and its affiliates were the lead investors in the placement. The purchasers received registration rights with respect to the unregistered shares purchased under a registration rights agreement with the Company. Wells Fargo Securities, LLC served as placement agent for the private placement.

Robert L.G. White, President and CEO of TransTechnology, said, "We are very pleased to announce this recapitalization of the Company which will have the immediate effect of improving our balance sheet and cash flow. Furthermore, based upon our analysis and that of our advisors, we believe that this recapitalization should be accretive to earnings per share. We also believe that our competitive position as perceived by our customers, employees and suppliers will be enhanced by this development and that we can now take steps to move the Company to a more formal trading venue for our shares which should improve their liquidity and attractiveness to investors."

The Company intends to use the net proceeds from this private placement for general corporate purposes, including the repayment of the most expensive tranche of its senior credit facility and the reduction of other term debt under the facility.

TransTechnology Corporation (http://www.transtechnology.com) operating as Breeze-Eastern (http://www.breeze-eastern.com) is the world's leading designer and manufacturer of sophisticated lifting devices for military and civilian aircraft, including rescue hoists, cargo hooks, and weapons-lifting systems. The company, which employs approximately 180 people at its facility in Union, New Jersey, reported sales of $62.9 million in the fiscal year ended March 31, 2005.


             700 Liberty Avenue - P.O. Box 3300 - Union - New Jersey 07083
         Tel. 908.688.2440 - Fax 908.686.7485 - www.transtechnology.com
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Trans Technology Corporation - February 17, 2006
Press Release                                                        Page 2 of 2



                  INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

CERTAIN STATEMENTS IN THIS PRESS RELEASE CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "ACTS"). ANY STATEMENTS CONTAINED HEREIN THAT ARE NOT STATEMENTS OF HISTORICAL FACT ARE DEEMED TO BE FORWARD-LOOKING STATEMENTS.

THE FORWARD-LOOKING STATEMENTS IN THIS PRESS RELEASE ARE BASED ON CURRENT BELIEFS, ESTIMATES AND ASSUMPTIONS CONCERNING THE OPERATIONS, FUTURE RESULTS, AND PROSPECTS OF THE COMPANY. AS ACTUAL OPERATIONS AND RESULTS MAY MATERIALLY DIFFER FROM THOSE ASSUMED IN FORWARD-LOOKING STATEMENTS, THERE IS NO ASSURANCE THAT FORWARD-LOOKING STATEMENTS WILL PROVE TO BE ACCURATE. FORWARD-LOOKING STATEMENTS ARE SUBJECT TO THE SAFE HARBORS CREATED IN THE ACTS.

ANY NUMBER OF FACTORS COULD AFFECT FUTURE OPERATIONS AND RESULTS, INCLUDING, WITHOUT LIMITATION COMPETITION FROM OTHER COMPANIES; CHANGES IN APPLICABLE LAWS, RULES AND REGULATIONS AFFECTING THE COMPANY IN THE LOCATIONS IN WHICH IT CONDUCTS ITS BUSINESS; THE AVAILABILITY OF EQUITY AND/OR DEBT FINANCING IN THE AMOUNTS AND ON THE TERMS NECESSARY TO SUPPORT THE COMPANY'S FUTURE BUSINESS; INTEREST RATE TRENDS; THE COMPANY'S ABILITY TO PROVIDE A TRADING VENUE FOR ITS SHARES; DETERMINATION BY THE COMPANY TO DISPOSE OF OR ACQUIRE ADDITIONAL ASSETS; GENERAL INDUSTRY AND ECONOMIC CONDITIONS; EVENTS IMPACTING THE U.S. AND WORLD FINANCIAL MARKETS AND ECONOMIES; AND THOSE SPECIFIC RISKS THAT ARE DISCUSSED IN THE COMPANY'S PREVIOUSLY FILED ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2005 AND THE FORM 10-Q FOR THE THIRD QUARTER ENDED DECEMBER 25, 2005.

THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION OR FUTURE EVENTS.

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